_____________________________________________________________________
                               ______
_____________________________________________________________________
                               ______

                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549
                           ______________

                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934
                           ______________

  Date of Report (Date of earliest event reported) October 12, 1995


                   J.P. MORGAN & CO. INCORPORATED
       (Exact name of registrant as specified in its charter)


        DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)


        60 WALL STREET, NEW YORK, NEW YORK                  10260-
0060
     (Address of principal executive offices)               (Zip
Code)


    Registrant's telephone number, including area code (212) 483-2323
    _________________________________________________________________


      (Former name or former address, if changed since last report)
_____________________________________________________________________
                               ______
_____________________________________________________________________
                               ______

ITEM 5.  OTHER EVENTS

         On October 12, 1995, the Registrant issued a press release announcing its earnings for the three-month period ended September 30, 1995. A copy of such press release is filed herein as Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

         (a) Financial Statements

             NONE. The financial statements included in this report are not required to be filed as part of this report.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99.  Copy of press release of J.P. Morgan & Co.
Incorporated

           dated October 12, 1995.

                             SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                        /s/    PATRICIA A. JONES
                        ____________________________
                        NAME:  PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: October 12, 1995